UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: August 31, 2009
(Date of earliest event reported)
Peplin, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-53410	26-0641830
(Commission File Number)	(IRS Employer Identification No.)

6475 Christie Avenue
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)
(510) 653-9700
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
On August 31, 2009, Peplin, Inc. (“Peplin”) issued a press release and filed an Appendix 4E (the “Appendix”) with the Australian Securities Exchange, reporting, among other things, its income statement and consolidated statement of cash flows for the fiscal year ended June 30, 2009 and balance sheet as of June 30, 2009. A copy of the press release is furnished herewith as Exhibit 99.1 and a copy of the Appendix is furnished herewith as Exhibit 99.2 and are incorporated by referenced herein.
The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Description

99.1	Press release by Peplin, Inc., dated as of August 31, 2009.

99.2	Appendix 4E filed by Peplin, Inc. with the Australian Securities Exchange, dated as of August 31 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Peplin, Inc.

By:	/s/ David J.B. Smith David J.B. Smith
Chief Financial Officer
Date: August 31, 2009

EXHIBIT INDEX

Number	Description

99.1	Press release by Peplin, Inc., dated as of August 31, 2009.

99.2	Appendix 4E filed by Peplin, Inc. with the Australian Securities Exchange, dated as of August 31 2009.